KBW Community Bank Investor Conference July 31, 2013

• Headquarters: • Branches: • Total Assets: • Total Loans: • Total Deposits: High Point, NC 32 $2.9 billion $2.0 billion $2.4 billion Building Premier Franchise in the Carolinas 2 • Exchange: • Recent Stock Price: • Price to TBV: • Market Cap: • Annual Dividend: • Dividend Yield: NASDAQ: BNCN $13.43 160% $355.8 million $0.20 1.49% Source: SNL Financial and Company filings Financial data as of June 30, 2013; market data as of July 26, 2013 Ten (10) Acquisitions: • 5 Whole Bank completed • 1 Whole Bank pending • 3 FDIC - assisted • 1 Branch Transaction Acquisition Announce Date Randolph Bank & Trust 4/29/2013 Carolina Federal Savings Bank (FDIC) 6/8/2012 First Trust Bank 6/4/2012 Hampton Roads Bancshares (2 branches) 4/30/2012 KeySource Financial, Inc. 12/21/2011 Blue Ridge Savings Bank (FDIC) 10/14/2011 Regent Bank 9/8/2011 Beach First National Bank (FDIC) 4/9/2010 SterlingSouth Bank & Trust 2/6/2006 Independence Bank 12/18/2001

3 2014 EPS Estimates • Current Price $13.43 • MRQ GAAP EPS $0.16 • MRQ Core EPS $0.17 EPS Price/EPS • 2013 Consensus $0.68 19.7x • 2014 Estimates o KBW $1.11 12.1x o Sandler $1.02 13.2x o FIG $1.00 13.4x o Raymond James $1.00 13.4x Consensus EPS estimates for 2014 indicate upside to current valuations Source: SNL Financial and Company filings Data as of June 30, 2013; market data as of July 26, 2013

• Attractive franchise concentrated in growth markets in the Carolinas – 5 th largest bank headquartered in North Carolina • June 2013 addition to Russell Index ― Daily average trading volume since addition: 80,000 shares • Proven acquirer – Ten acquisitions, both whole bank and FDIC - assisted • Sophisticated and disciplined leadership – Executive team in place since inception • Strong momentum with substantial earnings upside – Balance sheet and core earnings power; 3 - , 5 - , and 10 - year CAGR of 20%+ – Significant drivers of future earnings should be phased in by 2014 – Profitable every year since 1994 • Regulatory endorsement 4 Investment Thesis

Piedmont Triad Branches Loans Deposits 12 $780,000 $1,320,000 Charlotte Branches Loans Deposits 6 $520,000 $470,000 Franchise Built Along Major Interstate Corridors 5 5 Source: SNL Financial and MapInfo Loan data as of 3/31/20123 per Company management (loan and deposit data in thousands) NC SC Charleston Charlotte Greensboro Raleigh Western Carolinas Branches Loans Deposits 4 $100,000 $140,000 Raleigh-Durham Branches Loans Deposits 4 $280,000 $220,000 Coastal South Carolina Branches Loans Deposits 6 $220,000 $290,000 Myrtle Beach Charleston Greenville Asheville

6 Attractive Markets Largest Cities in NC BNC Market Largest Cities in SC BNC Market 1 Charlotte Yes 1 Columbia No 2 Raleigh Yes 2 Charleston Yes 3 Greensboro Yes 3 North Charleston No 4 Durham Yes 4 Mt. Pleasant Yes 5 Winston-Salem Yes 5 Greenville Yes 6 Fayetteville No 6 Rock Hill No 7 Cary Yes 7 Summerville No 8 Wilmington No 8 Spartanburg No 9 High Point Yes 9 Hilton Head Island Yes 10Jacksonville No 10Myrtle Beach Yes 11Asheville Yes 12Greenville No 13Gastonia No 14Concord Yes 15Chapel Hill Yes Located in 10 of the top 15 cities in North Carolina Located in 5 of the top 10 cities in South Carolina

Efficient Branch Network 7 Source: SNL Financial and Company filings Top 10 banks determined by asset size as of March 31, 2013; deposit data as of March 31, 2013 *Excludes Bank of America , Wells Fargo, and BB&T Top 10 North Carolina Banks - Deposits per Branch ($mm)* $23 $25 $29 $32 $36 $42 $44 $47 $59 $78 0 20 40 60 80 100 Southern BancShares Fidelity First Bancorp CommunityOne Park Sterling NewBridge First Citizens Yadkin Valley HomeTrust BNC Bancorp

Recent Acquisition of Randolph Bank & Trust 8 • Aligns with current strategy of growth focused within existing markets • 6 branch locations in 3 new markets with total loans of $ 168 million and total deposits of $ 270 million • Pro Forma Company ― Total Assets : $ 3 . 2 billion ― Total Loans : $ 2 . 2 billion ― Total Deposits : $ 2 . 7 billion ― TCE/TA : 7 . 33% ― Leverage Ratio : 9 . 05% (Bank) ― Risk - Based Ratio : 13 . 59% (Bank) • Immediately accretive to EPS and minimal dilution to tangible book value with estimated earn - back period of less than 1 year • Strong core deposits and diversified loan portfolio Map source: SNL Financial BNC Bancorp Randolph Bank & Trust

Recent Transactions

	Regent	Blue Ridge	KeySource	Chapel Hill & Cary Branches	First Trust Bank	Carolina Federal Savings Bank	Randolph Bank & Trust
Headquarters:	**Greenville, SC**	**Asheville, NC**	**Durham, NC**	**Cary, NC Chapel Hill, NC**	**Charlotte, NC**	**Charleston, SC**	**Asheboro, NC**
Deal Type:	Whole Bank	FDIC	Whole Bank	Branch	Whole Bank	FDIC	Whole Bank
Announce Date:	9/8/2011	10/14/2011	12/21/2011	4/30/2012	06/4/2012	6/12/2012	4/29/13
Status:	Completed	Completed	Completed	Completed	Completed	Completed	Pending
System Conversion:	Completed	Completed	Completed	Completed	Completed	Completed	Pending
Commentary:		Closed 7 offices, relocated 1	Workout on schedule, Loans growing	New City Exec in Cary	Closed 3 offices, Opened 1	New City Exec Hired, New office planned	Enhances operating leverage
Deal Value ($mm):	$9.8	FDIC	$13.7	Branch	$36.0	FDIC	$19.2
Price / TBV (%):	124%	FDIC	60%	Branch	72%	FDIC	62%
Consideration:	100% Cash	FDIC	100% Stock	100% Cash	70% Stock	FDIC	80% Stock
Bargain Purchase Gain ($mm):	–	$7.8	–	–	$5.7	$7.7	–
Strategic Rationale:	• Access to attractive Greenville, SC market	• Solid core deposit base. Good deposit growth	• Dramatically increased Triangle presence	• Further expansion in Raleigh-Durham, NC	• Dramatically increased Charlotte presence	• Very attractive financial transaction	• Expands Piedmont Triad and Triangle franchise

Source: SNL Financial

Note: Target financial data at announcement for whole bank transactions excludes purchase accounting. Total assets and deposits acquired for FDIC deals

BNC BANCORP 9

Driving Growth: Recent M&A Transactions

	Total Assets			Deal Value		Valuation Premiums					
	Buyer ($mm)	Target ($mm)	Target/ Buyer	Total ($mm)	as % of Assets	Price/ Book	Price/ Tangible Book	LTM Earnings (x)	as % of Core Deposits	1-Day Market Premium	1-Year Market Premium
U.S. Bank and Thrift Transactions*											
Average:	22,115,840	799,706	3.62%	119.1	11.2%	109.1%	113.4%	23.5	1.9%	38.7%	68.9%
Median:	871,025	136,038	15.62%	18.5	10.9%	110.5%	112.7%	20.3	1.6%	36.4%	62.2%
BNC Transactions											
Randolph Bank & Trust	2,929,191	302,201	10.32%	19.1	6.3%	61.4%	61.4%	NM	-2.8%	51.5%	NM
First Trust Bank	2,408,890	436,682	18.13%	36.0	8.2%	75.9%	75.9%	14.0	-4.3%	27.7%	90.7%
KeySource Financial, Inc.	2,197,758	205,794	9.36%	12.2	5.9%	60.3%	60.3%	14.4	-5.0%	NA	NA
Regent Bank	2,146,745	51,865	2.42%	9.8	18.8%	123.4%	123.5%	NM	5.7%	NA	NA

Deal sizes consistent with industry averages

Attractive valuation levels

- Focusing on growth in existing markets, expanding on areas and products that are well known to management
- Consolidating attractive franchises into one trusted brand, solidifying presence in most of the top growth markets in the Carolinas
- Utilizing experienced management team to ensure effective integration of systems, processes, and culture
- Leveraging infrastructure to produce greater shareholder returns

Source: SNL Financial

*Announcements from January 1, 2011 to May 31, 2013; 462 total transactions

BNC BANCORP 10

11 Investment in Talent to Support Growth • Chief Enterprise Risk Officer • Chief Information and Operations Officer • Head of Human Resources • Chief Accounting Officer • Seasoned Head of Special Assets • Three Regional Presidents Conversion and Integration • Head of Internal Audit • Credit Due Diligence Team • CRE, Single Family, and C&I Credit Specialists • Controller of Mortgage Division • Accounting and SEC Reporting Specialist • ALCO Monitoring and Balance Sheet Strategist Risk and Reporting • Conversion and Merger Integration Project Coordinator • Internal Performance Manager • Loss Share/ Fair Value Loan Accounting Specialist • Merger, Conversion and Integration Team Leadership and Management

The mortgage division has become a large driver of non interest income • Seasoned leadership team that closed over $1 billion annually at a regional bank • Historically at 55% purchase volume, currently at 78% purchase volume • Core origination team has long history as preferred lenders for Charlotte - based builders • Revenue ramp: – 2011 (actual): $2.2 million – 2012 (actual): $6.2 million – 2013 (forecast): $10.5 million ($4.9 million YTD 2013 ) – 2014 (forecast): $12.0 million • Pull - through on purchase pipeline at 95% versus 65% on refinances • Adding 9 new seasoned originators in July across the footprint. • Mortgage operations covering Charlotte, Myrtle Beach, Greenville, Asheville, Triad, and Raleigh/Durham/Chapel Hill 12 Driving Non Interest Income

Improving Asset Quality 13 Source: SNL Financial and Company filings Regional peers include banks in NC, SC, and VA with total assets between $1.0bn and $4.0bn *Adjusted Texas Ratio: NPAs + Loans 90 days PD + OREO / Tangible Equity + LLR Note: All metrics exclude loans covered under loss share agreements and accruing TDRs Adjusted Texas Ratio (%)* NPAs / Total Assets (%) Reserves / NPLs (%) 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 2010Y 2011Y 2012Y 2013Q1 BNCN Regional Peers 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 2010Y 2011Y 2012Y 2013Q1 BNCN Regional Peers 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% 140.00% 2010Y 2011Y 2012Y 2013Q1 BNCN Regional Peers

$102 $134 $154 $181 $210 $307 $372 $498 $595 $952 $1,130 $1,573 $1,634 $2,150 $2,455 $3,084 $2,929 $3,232 0 500 1,000 1,500 2,000 2,500 3,000 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Q1 13 Q2 13* Loans Deposits Assets 14 1997+ 5 Year 3 Year CAGR CAGR CAGR Loans 27.8% 18.9% 27.1% Deposits 28.4% 25.8% 26.0% Assets 28.0% 23.4% 25.5% Source: SNL Financial and Company filings *Q2 2013 includes estimated pro - forma metrics for acquisition of Randolph Bank & Trust Consistent Record of Growth

Net Interest Margin Efficiency Ratio Non Interest Income / Total Assets (%) 3.60% 3.87% 3.85% 4.26% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 2010Y 2011Y 2012Y 2013Q1 BNCN Regional Peers 64.1% 64.6% 67.5% 68.3% 50.00% 55.00% 60.00% 65.00% 70.00% 75.00% 2010Y 2011Y 2012Y 2013Q1 BNCN Regional Peers 0.40% 0.40% 0.51% 0.70% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2010Y 2011Y 2012Y 2013Q1 BNCN Regional Peers 15 Source: SNL Financial and Company filings Regional peers include banks in NC, SC, and VA with total assets between $1.0bn and $4.0bn *Shown on an annualized basis Performance Metrics * Note: Excludes bargain purchase gains

16 Easy Visibility to 2014 Consensus Core Earnings after Deducting Expiring Cap Costs Reported net income Q2 2013 4,667$ Plus: merger-related expenses 309 Less: gain (loss) on sales of investment securities, net 176 Less: acquistion gains - Less: Income tax expense (benefits) on adjustments 49 Adjustments to net income after tax 84 Core net income (loss) using Analyst definition of Core 4,751$ Add: Cap Costs incurred in Q2 2013 2,333 Less: Income tax expense 852 Net savings on expiration of cap costs 1,481 Adjusted Net Income without cap costs, Q2 2013 6,233 Adjusted EPS, Q2 2013 without cap costs 0.24$ Core BNC Standalone, Annual 0.96$ RBT Consensus Accretion 0.08$ Annualized Core EPS run rate (1) 1.04$ (1) After deducting expiring cap costs and adding consensus annual eps accretion on the Randolph Bank & Trust transaction. Source : Company filings

YTD Annualized 2013 Normalized Provision, YTD 2013 6,403 Annualized 12,806$ 7,430$ 41 bps on Non-covered portfolio 50 bps on Non-Fair Value loans 15 bps on acquired loans carried at fair value OREO Valuation Losses, YTD 2013 2,324 Annualized 4,648$ 1,627$ Losses at 35% of current levels Loan and Workout Expenses, YTD 2013 2,570 Annualized 5,140$ 2,056$ Workout costs at 40% of current levels NPA Average YTD 122,800 49,120 NPA's decline by 60% Lost income at 4.25% 5,219$ 2,088$ Necessitated by end of loss sharing agreements Total Credit Cycle Expense 27,813 13,201 Credit Expense as a % of loans 1.36% 0.64% Savings in 2015 representing more normalized credit costs 14,612 After-tax savings 9,133 Addition to EPS 0.34$ 2014 Consensus EPS 1.04$ Core EPS with Normalized Credit Cycle Expenses 1.38$ 17 Visibility into Normalized Core EPS Analysis of Credit Cycle Expenses – Current vs Normalized Source: Company filings

Current Market Value Exposure 18 Securities Portfolio: Available for Sale Market Value Sector Current Face Eff Dur Flat +300bps $ Change % Change Agency CMOs 7,756 1.8 8,087 7,277 (810) -11.13% Agency Debt 6,003 5.7 5,700 4,371 (1,329) -30.40% Corporates 8,000 0.1 7,811 7,696 (115) -1.50% MBS 31,892 4.0 33,176 28,216 (4,960) -17.58% MBS ARMs 24,067 2.2 25,897 23,551 (2,346) -9.96% Sub-total 77,717 3.1 80,671 71,111 (9,560) -13.44% Municipals 147,975 3.2 158,981 138,863 (20,118) -14.49% TOTAL 225,692 3.5 239,653 209,974 (29,679) -14.13% Pay Fixed Swap: 1.686% maturing March 2019 Market Value Type Notional Eff Dur Flat +300bps % Change Pay-fixed Swap 125,000 4.4 3,083 17,328 13.86% TOTAL 125,000 4.4 3,083 17,328 13.86% Dollars in thousands Source: Company internal reporting; as of June 30, 2013 Approximately $12.3mm of unhedged pre - tax economic value remains in AFS securities portfolio

19 Detailed Loan Composition Acquired Covered Acquired Non-Covered Legacy Total Commercial - Secured by R/E 108,245$ 189,700$ 910,580$ 1,208,525$ Commercial Construction 23,370 26,800 147,378 197,548 Commercial and Industrial 8,983 19,272 146,268 174,523 Lease - - 14,949 14,949 Residential Construction 212 4,746 28,166 33,124 Residential mortgage 76,155 59,560 273,722 409,437 Loans to Individuals 2,317 637 7,881 10,835 219,282$ 300,715$ 1,528,944$ 2,048,941$ Total Loan Type Source: Company filings Note: Excludes loans held for sale – data agrees to Q2 2013 earnings release. Some slight reclassifications may take place in Ju ne 30 2013 10Q. 25% of outstanding loans have been acquired and are carried at fair value 11% of the portfolio is covered under an 80% loss - sharing agreement with the FDIC

20 Diversified Non - Owner Occupied CRE Portfolio $105.2 $77.5 $71.6 $70.7 $48.2 $47.5 $45.9 $37.7 $31.8 $28.9 $22.1 $14.0 $11.7 $10.3 $9.0 $8.6 $6.1 $5.1 $4.1 $3.7 $2.5 $0.2 0.0 20.0 40.0 60.0 80.0 100.0 120.0 Office Professional Shopping Center - Anchored Shopping Center - Shadow Anchored Indv Retail Office - Medical Ofc/Warehouse <25% Mini-Storage Hotel - National Ofc/Warehouse > 25% Restaurants - National Inc. Producing Land Manufacturing Recreation - Entertain Restaurants - Ind. Hotel - Ind. Daycare Auto Repair & Care Auto Dealerships other RE - other Church-School-Govt 1 - 4 Family - Investment Average Size % of ($000) Total $200 0.0% $415 0.4% $283 0.6% $1,367 0.6% $722 0.8% $340 0.9% $859 1.3% $822 1.4% $332 1.6% $1,463 1.8% $468 2.1% $410 3.3% $1,032 4.4% $815 4.8% $2,217 5.7% $956 6.9% $573 7.2% $1,555 7.3% $655 10.7% $1,119 10.8% $3,370 11.7% $675 15.9% Non - Owner Occupied CRE Portfolio* Source: Company internal reporting *Excludes covered and non - covered acquired loans

21 Loan Portfolio 21.7% 17.6% 15.0% 12.4% 42.8% 45.7% 50.9% 57.1% 1.2% 9.0% 7.6% 7.4% 23.9% 18.7% 18.2% 15.2% 10.5% 9.1% 8.2% 7.9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2009Y 2010Y 2011Y 2012Y Construction Commercial RE Consumer & Other Residential RE Commercial & Industrial 12.6% 57.6% 7.2% 14.5% 8.1% Construction Commercial RE Consumer & Other Residential RE Commercial & Industrial Loan Composition as of March 31, 2013 Historical Loan Composition Source: SNL Financial and Company filings

22 Deposit Portfolio 52.2% 48.1% 50.2% 43.7% 42.8% 46.0% 42.9% 46.0% 4.9% 5.9% 6.9% 10.4% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2009Y 2010Y 2011Y 2012Y Time Deposits Interest Bearing Demand Non Interest Bearing Demand Deposit Composition as of March 31, 2013 Historical Deposit Composition 41.2% 47.5% 11.4% Time Deposits Interest Bearing Demand Non Interest Bearing Demand Source: SNL Financial and Company filings

3.3% 76.8% 2.4% 3.0% 12.4% 2.1% Agency Debt Municipals CMOs Corporates MBS CLOs 23 Securities Portfolio Securities Composition as of March 31, 2013 Historical Securities Composition Source: SNL Financial and Company filings 6.2% 3.6% 52.4% 62.9% 66.7% 73.0% 8.0% 6.9% 4.4% 3.2% 37.8% 28.4% 21.0% 19.0% 1.7% 1.7% 1.7% 1.4% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2009Y 2010Y 2011Y 2012Y Agency Debt Municipals CMOs Corporates MBS

24 This presentation contains forward - looking statements relating to the financial condition, results of operations and business of BNC Bancorp and its subsidiary Bank of North Carolina . These forward - looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of BNC Bancorp, and the information available to management at the time that this presentation was prepared . Factors that could cause actual results to differ materially from those contemplated by such forward - looking statements include, among others, the following : ( i ) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit or other services ; (ii) changes in the interest rate environment may reduce net interest margins and/or the volumes and values of loans made or held as well as the value of other financial assets held ; (iii) competitive pressures among depository and other financial institutions may increase significantly ; (iv) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BNC Bancorp is engaged ; (v) local, state or federal taxing authorities may take tax positions that are adverse to BNC Bancorp ; (vi) adverse changes may occur in the securities markets ; (vii) competitors of BNC Bancorp may have greater financial resources and develop products that enable them to compete more successfully than BNC Bancorp ; (viii) costs or difficulties related to the integration of Beach First National Bank, Regent Bank of SC, Blue Ridge Savings Bank, KeySource Financial, Carolina Federal Savings Bank, or First Trust Bank may be greater than expected ; (ix) expected cost savings associated with our acquisition of these three banks may not be fully realized or realized within the expected time frame ; and (x) deposit attrition, customer loss or revenue loss following our acquisitions of Beach First, Regent, Blue Ridge, Carolina Federal, KeySource , or First Trust may be greater than expected . Additional factors affecting BNC Bancorp and Bank of North Carolina are discussed in BNC Bancorp’s filings with the Securities and Exchange Commission (the “SEC”), Annual Report on Form 10 - K, its Quarterly Reports on Form 10 - Q and its Current Reports on Form 8 - K . Please refer to the Securities and Exchange Commission’s website at www . sec . gov where you can review those documents . BNC Bancorp does not undertake a duty to update any forward - looking statements made during this presentation . Forward Looking Statements